--------------------------------------------------------------------------------
 MESSAGE TO SHAREHOLDERS                                  THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
Dear Shareholder:

  This past six-month period has been a positive time for The PBHG Funds, Inc. Our domestic equity funds continued to deliver solid performance and we have accomplished several important goals in making The PBHG Funds more responsive to the needs of shareholders.
  Two significant steps forward are expected at the November 17, 1995 Shareholder Meeting:
  . Proposals to standardize and clarify the investment limitations of the PBHG equity funds, if passed as expected, will unify the practices of the funds and make compliance efforts more economical. The proposals help ensure that all the funds follow the same basic investment limitations, but they do not in any way alter the investment objectives, programs, or philosophies of the funds.
  . Reflecting the importance of having the people who manage investments for the funds also be more closely involved in the overall management of the funds, I hope to be elected to the new Board of Directors for The PBHG Funds, Inc. Separately, we expect that in the near future Gary Pilgrim will be nominated and approved by the Board of Directors as the new President of The PBHG Funds.
  The timing of these changes is meaningful. As you know, we started the Growth Fund nearly ten years ago, on December 19, 1985. The Emerging Growth Fund was introduced on June 14, 1993. As of October 1, 1995, we are a $2.5 billion mutual fund complex, with six equity funds and one money market fund. We intend to broaden our equity line even further to give you a greater choice of quality growth investments.
  In addition to the above expected changes, we have already implemented a number of steps intended to make your investment experience with us uniformly satisfying.
  In September, Murray Johnstone International, Ltd. was approved by shareholders as the new sub-adviser to the PBHG International Fund. Based in Glasgow, Scotland, Murray Johnstone and its affiliates and predecessors have been managing overseas investments since 1907, and currently have $8 billion in assets under management worldwide. Rodger Scullion, Murray Johnstone's Chief Investment Officer and a 23-year investment veteran, is portfolio manager for the fund.
  On October 1, we introduced the PBHG Technology & Communications Fund. This fund takes a focused approach to investing in the fields that have been supercharging market returns over the past year, and that we believe have significant upside potential for some time to come.
  We also continue to make inroads in enhancing shareholder services. Our new Shareholder Service Line gives you the flexibility to manage your fund investments when it's most convenient

                                                                  (Over please)

--------------------------------------------------------------------------------
 MESSAGE TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------
for you. The Shareholder Service Line, accessible by calling 1-800-433-0051, lets you obtain fund or account information and make transactions 24 hours a day, any day of the year.
  Many of you may have received a questionnaire from us this fall. Your responses will give us valuable information about the types of funds and services you, our shareholders, want. We very much appreciate the time and effort of everyone who completed and returned a questionnaire. We hope to share the results with you in our next shareholder report.
  The following pages detail the most recent six-month performance for The
PBHG Funds, and provide insight into how the managers view the coming months.
We hope that the information is of value to you.
  Thank you for choosing The PBHG Funds as part of your investment portfolio.
We appreciate the confidence you have placed in us, and will continue to work hard to provide you with the finest services and investment results.

                                         Sincerely,

                                         /s/ Harold J. Baxter

                                         Harold J. Baxter
                                         President & Chief Executive Officer
                                         Pilgrim Baxter & Associates
                                         Adviser to The PBHG Funds, Inc.

--------------------------------------------------------------------------------
 INVESTMENT ADVISER'S REVIEW                              THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
THE PBHG FUNDS, INC. The PBHG Funds, Inc. are now a family of six equity mutual funds focused on long-term growth of capital, and a money market fund. The funds are advised by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), in Wayne, Pennsylvania. Since 1982, Pilgrim Baxter has been an investment adviser to some of the country's largest pension plans, foundations and endowments, and currently manages over $6.5 billion in assets for individuals and institutions.

DISCIPLINED GROWTH INVESTMENT APPROACH. To manage the domestic equity funds, Pilgrim Baxter follows a team approach. Led by Chief Investment Officer Gary Pilgrim, the portfolio managers of all the funds meet regularly to exchange ideas and share insights. To locate investments, the managers follow a disciplined Four-Step Investment Process that combines a proprietary quantitative ranking system with fundamental research and stringent analysis. This is the proven investment process used successfully by Pilgrim Baxter over the past thirteen years, initially to manage institutional accounts and now for the PBHG mutual funds.

            1. The investment team first constructs a universe of companies that have already demonstrated -- and continue to show --
                extraordinary earnings growth characteristics. To be included, a company's earnings growth rates must exceed 20%, and the average company in Pilgrim Baxter's universe has grown in excess of 50% over the last year.

            2. Using a proprietary Quantitative Ranking System (QRS), the investment team ranks companies within that universe and evaluates each company against its own operating and financial expectations as well as against its peers.

            3. Next, the team conducts extensive fundamental research on the companies that qualify for investment through the QRS. Traditional bottom-up analysis, including proprietary research and face-to-face contact with companies, helps further refine selections.

            4. Strict disciplines are followed in making all buy and sell decisions. To stay in a fund's portfolio, a company must continue its strong earnings growth trends.

     The investment process that Murray Johnstone uses to manage the International Fund, while not identical to Pilgrim Baxter's methodology, is an equally disciplined process.

--------------------------------------------------------------------------------
 INVESTMENT ADVISER'S REVIEW (CONTINUED)
--------------------------------------------------------------------------------
THE PBHG FAMILY OF FUNDS

           []PBHG GROWTH FUND seeks capital appreciation by investing at least
             65% of its total assets in common stocks of small companies with a market capitalization under $1.5 billion. This fund is aggressive and should be considered a long-term investment. The fund is currently closed to new investors but available for new contributions from existing accounts and defined contribution plans.

           []PBHG EMERGING GROWTH FUND seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of emerging U.S. companies with a market capitalization of $250 million or less at the time of initial purchase. This fund is aggressive and should be considered a long-term investment. The fund is currently closed to new investors but available for new contributions from existing accounts and defined contribution plans.

           []PBHG SELECT EQUITY FUND seeks long-term growth of capital by investing in a limited number (normally no more than 30) of companies across the domestic equity market capitalization spectrum that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. This fund is aggressive and should be considered a long-term investment.

           []PBHG LARGE CAP GROWTH FUND seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of large, established companies. Many of these are companies that were followed for the Growth Fund and Emerging Growth Fund until their cap sizes grew too large for those funds. The fund's net asset value may be less volatile than that of our smaller cap funds.

           []PBHG TECHNOLOGY & COMMUNICATIONS FUND seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of companies that rely extensively on science, technology and communications in their product development or operations, or which are expected to benefit from technology- or communications-related advances. The fund is aggressive and should be considered a long-term investment.

           []PBHG INTERNATIONAL FUND seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. The fund is aggressive and should be considered a long-term investment.

           []PBHG CASH RESERVES FUND seeks to preserve principal and maintain a high degree of liquidity while providing current income.

           ------------------------------------------------
            ALL PBHG FUNDS ARE SUITABLE FOR:

            Regular investments
            IRA, SEP-IRA, Keogh and other retirement plans
            Rollover IRA
            401(k) Rollover
           ------------------------------------------------

September 30, 1995
--------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION AND ANALYSIS                       THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

EQUITY OVERVIEW

The U.S. equity market registered solid gains over the six month period ended September 30, 1995. While growth-oriented indexes held the edge, the margin between the growth and value styles was narrow as shown below:

     ------------------------------------------------------------------
                            PERFORMANCE COMPARISONS
    ------------------------------------------------------------------

    WILSHIRE ASSOCIATES STYLE INDEXES

      Large Growth        +20.4%        Large Value        +21.2%
      MidCap Growth       +24.0%        MidCap Value       +20.5%
      Small Cap Growth    +24.5%        Small Cap Value    +17.9%
     ------------------------------------------------------------------
    We believe these returns obscure the big questions that continued to affect the market during this period:
    []HOW STRONG (OR WEAK) IS ECONOMIC ACTIVITY?
    []WILL THE FED EASE FURTHER OR REVERSE COURSE?
    []WILL THE GOVERNMENT MAKE REAL PROGRESS ON THE BUDGET DEFICIT OR SHRUG
      OFF THE ELECTION MANDATE AND GO BACK TO POLITICS AS USUAL?
    []What about inflation? The bond market persists in its efforts to build a negative case with little or no evidence to support it.
    While these are all serious questions, the actual outcomes have been quite benign and have produced one of the most favorable investment climates we can recall. Thanks to our bottom-up approach to stock selection and portfolio construction, we were not distracted by these overview issues and remained relatively fully invested.


--------------------------------------------------------------------------------
                                CONTROLLING RISK

 Because Pilgrim Baxter attempts to stay fully invested at all times, and companies that are demonstrating high growth and upward earnings trends can be more volatile, equity fund shareholders may experience significant short-term fluctuations in net asset value. In addition, the overseas investments of the International Fund have special risks, including political, economic and currency risks.

 The funds' managers seek to control risk by investing in quality companies which, we believe, can sustain high earnings long term.

 Shareholders can control risk in their portfolios in three ways:
  1. Maintain a long-term perspective, since short-term losses tend to be offset by long-term gains over time.
  2. Diversify across types of investments by holding different cap sizes, and investing in many industries and countries.
  3. Adhere to a disciplined investment program of regular monthly purchases. This "dollar cost averaging" ensures that you don't purchase all your shares at a market high, although it cannot guarantee a profit or protect against loss in declining markets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

    Our funds performed well both absolutely and against their peer groups. A single-minded focus on investment in the strongest companies with high and sustainable earnings growth has proven again to be an effective tool for handling uncertainty in the economic outlook.
    We have confidence in our disciplines. Now, as always, our strategy is to target individual stocks without attempting to anticipate market direction. It has always seemed eminently sensible to us that as a company grows, so should its value. And exceptional growth provides the opportunity for above-market returns. This is, of course, a higher risk investment strategy and our short-term portfolio volatility is generally high. Thus we encourage patience and a long-term horizon as you invest with us.

/s/ Gary Pilgrim

Gary Pilgrim
Chief Investment Officer
Pilgrim Baxter & Associates

--------------------------------------------------------------------------------
                             OUTLOOK ON TECHNOLOGY

At Pilgrim Baxter, we invest in individual stocks that demonstrate strong, sustained earnings growth trends, regardless of the sector. Our bottom-up focus on individual securities, rather than on market movements, helps us target performers in all environments.

Nonetheless, although there will be short-term corrections, we believe technology-related fields will continue to provide outstanding opportunities over the long term for the following reasons:

[]48% of U.S. capital spending in the last quarter of 1994 was in high tech, and the percentage is expected to continue rising.
[]Productivity and profitability in tech-related industries are at historic highs.
[]The U.S. leads the world in producing PCs, microprocessors, networks, software, smart semiconductor chips, client server technology, and data base applications technology.
[]Many technology industries are global, and less vulnerable to the economic cycles of individual countries.
[]The pervasiveness of the Internet fosters a continuous cycle of re-
  engineering, infrastructure expansion and equipment upgrading.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

PBHG GROWTH FUND

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in The PBHG Funds, Inc. - the PBHG Growth Fund from December 31, 1985 through September 30, 1995 as compared with the growth of a $10,000 investment in the Wilshire Small Cap Growth Index. The plot points used to draw the line graph were as follows:

                             [GRAPH APPEARS HERE]


Period Ended                  Growth of $10,000                Growth of $10,000 Invested
                              Invested in PBHG                 in the Wilshire Small Cap
                              Growth Fund                      Growth Index
12/31/85                      $10,000                          $10,000
 3/31/86                      $11,510                          $11,445
 3/31/87                      $16,870                          $13,678
 3/31/88                      $14,660                          $11,658
 3/31/89                      $15,244                          $12,966
 3/31/90                      $19,377                          $14,163
 3/31/91                      $22,659                          $15,198
 3/31/92                      $25,781                          $18,535
 3/31/93                      $34,668                          $20,697
 3/31/94                      $47,592                          $23,422
 3/31/95                      $54,217                          $26,317
 9/30/95                      $70,710                          $32,752

/1/ These figures represent past performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/2/ The six-month return has not been annualized.

PERFORMANCE

For the six months ended September 30, 1995, the Fund produced a 30.4% return versus its benchmark index, the Wilshire Small Cap Growth Index, of 24.5%. Technology, with a weighting that varied between 32% and 41%, accounted for 55% of the portfolio gain. The majority of the remaining gain was concentrated in the consumer and service sectors.

STRATEGY

The Fund's strategy is to be invested in the high growth, small company part of the market. We expect to make the majority of our selections in the $300 million to $1.5 billion range. The portfolio typically has fairly large sector concentration as we focus first and foremost on stock selection. Going forward, we expect to continue to find the technology-

--------------------------------------------------------------------------------
OBJECTIVE:   Long-term capital appreciation
INVESTS IN:  Small U.S. companies, in any field
--------------------------------------------------------------------------------

related area with the greatest number of companies meeting our purchase criteria.

PORTFOLIO HIGHLIGHTS

Of the stocks held for the entire six-month period, the Fund's top five performers were all technology stocks which produced an average gain of 133% over the six-month period. Our losers, none of which are still owned, lost an average of 45% from March 31, 1995 to the point of sale. In all cases of both successes and failures, the underlying explanation was either good or bad earnings results.

--------------------------------------------------------------------------------
TOP FIVE PERFORMERS
--------------------------------------------------------------------------------
U.S. Robotics
Ascend Communications
Glenarye Technologies
Peoplesoft
Mixim Integrated Products
--------------------------------------------------------------------------------
BOTTOM FIVE PERFORMERS
--------------------------------------------------------------------------------
Antec
Sun Healthcare
CYRK
Wall Data
Coventry Corp.
--------------------------------------------------------------------------------

      Sector weightings, as always, are a product of individual stock selec-tions and did not vary much. Consumer, services, and technology showed small increases while health related issues were reduced as both subacute care and HMO companies experienced earnings disappointments.

September 30, 1995
--------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

PBHG EMERGING GROWTH FUND

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in The PBHG Funds, Inc. - the PBHG Emerging Growth Fund from June 30, 1993 through September 30, 1995 as compared with the growth of a $10,000 investment in the Wilshire Samll Cap Growth Index. The plot points used to draw the line graph were as follows:

                             [GRAPH APPEARS HERE]


Period Ended                  Growth of $10,000                Growth of $10,000 Invested
                              Invested in PBHG                 in the Wilshire Small Cap
                              Emerging Growth Fund             Growth Index
 6/30/93                      $10,000                          $10,000
 3/31/94                      $13,100                          $10,923
 3/31/95                      $17,290                          $12,273
 9/30/95                      $22,359                          $15,274

/1/ These figures represent past performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/2/ The six-month return has not been annualized.

PERFORMANCE

For the six months ended September 30, 1995, the Fund produced a 29.3% return versus its benchmark index, the Wilshire Small Cap Growth Index, of 24.5%. Technology, with a weighting that varied between 38% and 42%, accounted for 52% of the portfolio gain. The majority of the remaining gain was concentrated in the service and consumer sectors.

STRATEGY

The Fund's strategy is to be invested in the high growth, micro-cap part of the market. We expect the majority of our initial investments to be in companies with market capitalizations between $50 million and $250 million. We continue to employ a bottom-up, disciplined

--------------------------------------------------------------------------------
OBJECTIVE:  Long-term growth of capital
INVESTS IN: Some of the smallest, potentially fastest-growing U.S. companies in any field
--------------------------------------------------------------------------------

approach, focused on fundamental growth to build and manage a diversified portfolio of small high growth companies. As a result of our growth criteria, the portfolio has sector concentrations in the technology, healthcare and consumer sectors.

PORTFOLIO HIGHLIGHTS

Of the stocks held for the entire six-month period, the Fund's top five performers were all technology stocks, producing an average gain of 135% over the six-months. Our losers lost an average of 15% from March 31, 1995 to the point of sale. In all cases of both successes and failures, the underlying explanation was either good or bad earnings results.

--------------------------------------------------------------------------------
TOP FIVE PERFORMERS
--------------------------------------------------------------------------------
Coherent Communication Systems
Helix Technology
Datastream Systems
Optical Data Systems
Integrated Silicon Systems
--------------------------------------------------------------------------------
BOTTOM FIVE PERFORMERS
--------------------------------------------------------------------------------
Odwalla
AG Associates
Dataware Technologies
Open Environment
Eagle Point Software
--------------------------------------------------------------------------------

      Sector weightings, a product of individual stock selections, were as fol-lows: technology 44%, healthcare 16%, consumers 12% and services 9%.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

PBHG LARGE CAP GROWTH FUND

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in The PBHG Funds, Inc. - the PBHG Large Cap Growth Fund from April 5, 1995 (inception) through September 30, 1995 as compared with the growth of a $10,000 investment in the Lipper Growth Funds Average. The plot points used to draw the line graph were as follows:
                             [GRAPH APPEARS HERE]


Period Ended                  Growth of $10,000                Growth of $10,000 Invested
                              Invested in PBHG Large           in the Lipper Growth
                              Cap Growth Fund                  Funds Average
 4/30/95                      $10,000                          $10,000
 9/30/95                      $13,160                          $11,647

/1/These figures represent past performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/2/This return has not been annualized.

PERFORMANCE

Since inception, April 5, 1995, through September 30, 1995, the Fund produced a 31.6% return versus its benchmark index, the Lipper Growth Average, of 20.4%. Technology, with a weighting that varied between 29% and 38%, accounted for 34% of the portfolio gain. The majority of the remaining gain was concentrated in the healthcare and consumer sectors.

STRATEGY

The Fund's strategy is to be fully invested in a diversified group of larger companies with superior growth characteristics. The portfolio focuses on the more stable "blue chip" type of companies that have established leadership positions in dynamic markets. The diversified nature of the portfolio combined with the larger company focus should serve to dampen
--------------------------------------------------------------------------------
OBJECTIVE:  Long-term growth of capital
INVESTS IN: Large established U.S. companies, many of them industry leaders
--------------------------------------------------------------------------------

short-term volatility, while the emphasis on strong and sustainable growth fundamentals should provide superior long-term returns.

PORTFOLIO HIGHLIGHTS

Of the stocks held for the entire five months, the Fund's top five performers were derived from a number of different sectors, including healthcare, consumer and technology. They produced an average gain of 31% during the five months. Our losers lost an average of 2.62% since purchase.

--------------------------------------------------------------------------------
TOP FIVE PERFORMERS
--------------------------------------------------------------------------------
Oxford Health Plans
Medtronic
AVX
Nike
Cordis
--------------------------------------------------------------------------------
BOTTOM FIVE PERFORMERS
--------------------------------------------------------------------------------
Applied Materials
Linear Technology
3COM
KLA Instruments
Micro Warehouse
--------------------------------------------------------------------------------

      Sector weightings, a product of individual stock selections, were as follows: technology 33%, healthcare 19%,consumers 18% and services 10%.

September 30, 1995
--------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

PBHG SELECT EQUITY FUND

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in The PBHG Funds, Inc. - the PBHG Select Equity Fund from April 5, 1995 (inception) through September 30, 1995 as compared with the growth of a $10,000 investment in the Lipper Capital Appreciation Funds Average. The plot points used to draw the line graph were as follows:
                             [GRAPH APPEARS HERE]


Period Ended                  Growth of $10,000                Growth of $10,000 Invested
                              Invested in PBHG                 in the Lipper Capital Appreciation
                              Select Equity Fund               Funds Average
 4/30/95                      $10,000                          $10,000
 9/30/95                      $14,545                          $11,790

/1/ These figures represent past performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/2/ This return has not been annualized.

PERFORMANCE

Since inception, April 5, 1995, through September 30, 1995, the Fund produced a 48.5% return versus its benchmark index, the Lipper Capital Appreciation Aver-age, of 20.2%. Technology, with a weighting that varied between 42% and 51%, accounted for 35% of the portfolio gain. The majority of the remaining gain was concentrated in the healthcare and consumer sectors.

STRATEGY

The Fund's strategy is to be fully invested in a limited number of companies
(25 to 30) of all sizes that we feel represent the very best current investment ideas among our universe of high-quality growth stocks. The concentrated ap-proach provides meaningful representation for each holding. Since the focus is entirely on in-
--------------------------------------------------------------------------------
OBJECTIVE:  Long-term growth of capital
INVESTS IN: 25 to 30 companies of all sizes -- selected from many fields --
            that show outstanding promise
--------------------------------------------------------------------------------

dividual stock selection, market sector exposure may vary widely. We believe this focused approach to investing in our very best growth ideas creates the potential for substantial returns over the long term.

PORTFOLIO HIGHLIGHTS

Of the stocks held for the entire five-month period, the Fund's top five performers were mixed with multiple sector stocks, including healthcare, financial and technology. They produced an average gain of 31% during the five months. Our losers lost an average of 17% from purchase to the point of sale.

--------------------------------------------------------------------------------
TOP FIVE PERFORMERS
--------------------------------------------------------------------------------
Oxford Health Plans
Money Store (The)
Optical Data Systems
Phycor
Medtronic
--------------------------------------------------------------------------------
BOTTOM FIVE PERFORMERS
--------------------------------------------------------------------------------
Integrated Silicon Solution
Station Casinos
Picturetel
Silicon Valley Group
Integrated Process Equipment
--------------------------------------------------------------------------------

      Sector weightings, a product of individual stock selections, were as follows: technology 49%, healthcare 17%, services 9% and consumers 6%.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

PBHG INTERNATIONAL FUND
SUB-ADVISED BY MURRAY JOHNSTONE
INTERNATIONAL, LTD.

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in The PBHG Funds, Inc. - the PBHG International Fund from June 30, 1994 through September 30, 1995 as compared with the growth of a $10,000 investment in the F.T. Actuaries World Index, Non-U.S., in U.S. Dollars. The plot points used to draw the line graph were as follows:

                             [GRAPH APPEARS HERE]


Period Ended                  Growth of $10,000                Growth of $10,000 Invested
                              Invested in PBHG                 in the F.T. Actuaries World Index,
                              International Fund               Non-U.S., In U.S. Dollars
 6/30/94                      $10,000                          $10,000
 3/31/95                      $ 9,203                          $10,007
 9/30/95                      $ 9,698                          $10,508

/1/ These figures represent past performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
/2/ The six-month return has not been annualized.

PERFORMANCE

For the six month period ended September 30, 1995, the Fund produced a 5.4% return versus its benchmark index, the FT Actuaries World Index, of 5.01%. On September 30, 1995, the top five country weightings were as follows: Japan, United Kingdom, France, Hong Kong and Spain.

STRATEGY

After being appointed, and later approved as, sub-adviser to the PBHG International Fund, we spent much of this period bringing the portfolio in-line with our country allocation. This involved removing many securities that tended to be less liquid and that are not followed internally at Murray Johnstone. Meanwhile, the MSCI EAFE Index managed to
--------------------------------------------------------------------------------
OBJECTIVE:  Long-term capital appreciation
INVESTS IN: Non-U.S. companies of all sizes in developed and emerging countries.
--------------------------------------------------------------------------------

rise only 2.8% during the third quarter of 1995, with currency movement playing a major role.
      Throughout periods like this, when markets outside the U.S. have struggled to make meaningful headway, we have been taking profits in those areas which have shown resilience, such as Norway and Sweden. We have reinvested the proceeds in the Far East, focusing on markets which have lagged in this cycle but are still exhibiting signs of strong and sustainable growth.

PORTFOLIO HIGHLIGHTS

During the three-month period in which Murray Johnstone International, Ltd. was the Fund's sub-adviser, the Fund's top five performers of the stocks held for that entire time, produced an average gain of 36% in that period. Our losers held during the period lost an average of 22%.

--------------------------------------------------------------------------------
TOP FIVE PERFORMERS
--------------------------------------------------------------------------------
Tomra Systems--Norway
Bulgari SPA--Italy
Telecom Italia Mobile SPA--Italy
Hermes International--France
Mori Seiki--Japan
--------------------------------------------------------------------------------
BOTTOM FIVE PERFORMERS
--------------------------------------------------------------------------------
Legris Industries--France
Polifarb Cieszyn--Poland
Hollandsche Beton Groep--
Netherlands
Consolidated Electric Power-Asia--
Hong Kong
Finansbank AS--Turkey
--------------------------------------------------------------------------------

September 30, 1995
--------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

PBHG CASH RESERVES FUND
SUB-ADVISED BY WELLINGTON
MANAGEMENT COMPANY

A bar graph depicting the 7-day and 30-day yields for the The PBHG Funds, Inc. - the PBHG Cash Reserves Fund for the period ended September 30, 1995 as compared with the 7-day and 30-day yields of the IBC/Donohue First Tier Average.

                             [GRAPH APPEARS HERE]


                              PBHG Cash Reserves               IBC Donohue First Tier
                              Fund                             Average
7-Day                         5.20%                            5.18%
30-Day                        5.15%                            5.19%

/1/ Past performance is not predictive of future performance.

PORTFOLIO STRUCTURE & PERFORMANCE

For the seven days ended September 30, 1995, the Fund produced a yield of 5.20% versus its benchmark index, the Donoghue's First Tier Average, of 5.18%. As assets increase and cash flows stabilize we are able to increase the range of investments.
      The portfolio's holdings are concentrated in commercial paper with a large concentration in overnight repurchase agreements for liquidity needs. We are maintaining a longer average maturity in anticipation of lower interest rates in coming months.

MARKET REVIEW

Short term interest rates declined slightly in the third quarter, led by the Federal Reserve's 1/4 percent reduction in the Fed Funds rate in early July. The easing move came in response to economic slow economic growth with a favorable inflation backdrop.

OUTLOOK AND STRATEGY

We expect that the Fed will lower short term interest rates over the next few months but would like to wait for the fiscal side of the equation to be addressed before making further adjustments to the level of interest rates. In this environment, we will maintain a longer average maturity in order to lock in prevailing yields for shareholders.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)                      THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PBHG GROWTH FUND
--------------------------------------------------------------------------------
A pie chart depicting industry breakdowns in the PBHG Growth Fund as a percentage of Total Fund Investments. The breakdown is as follows:

                  Industry                      %
                  --------                      -
                  Technology                    39%
                  Consumers                     23%
                  Health Care                   13%
                  Service                       12%
                  Repurchase Agreements          7%
                  Industrial/General
                  Manufacturing                  3%
                  Energy                         1%
                  Financial                      1%
                  Transportation                 1%

                             [CHART APPEARS HERE]

 -----------------------------------------------------------------------------
                                                                     Market
  Description                                               Shares Value (000)
 -----------------------------------------------------------------------------
  COMMON STOCK -- 92.9%
   APPAREL -- 2.5%
    Nautica Enterprises*                                   571,650 $   19,579
    Tommy Hilfiger*                                        747,000     24,278
                                                                   ----------
                                                                       43,857
                                                                   ----------
   AUTOMATED DATA
    COLLECTION -- 1.3%
    Zebra Technology*                                      407,700     21,710
                                                                   ----------
   BIOTECHNOLOGY -- 1.5%
    Idexx Laboratories*                                    718,000     26,746
                                                                   ----------
   CLIENT/SERVER
    SOFTWARE -- 3.0%
    Atria Software*                                        539,600     15,783
    Peoplesoft*                                            396,100     35,996
                                                                   ----------
                                                                       51,779
                                                                   ----------
 -----------------------------------------------------------------------------
                                                                     Market
  Description                                               Shares Value (000)
 -----------------------------------------------------------------------------
   COMMERCIAL
    SERVICE -- 1.0%
    Gartner Group, Class A*                                528,000 $   17,292
                                                                   ----------
   COMMUNICATION
    SERVICE -- 1.8%
    Clear Channel Communications*                          321,225     24,333
    TCA Cable                                              218,900      6,293
                                                                   ----------
                                                                       30,626
                                                                   ----------
   COMMUNICATIONS EQUIPMENT -- 1.0%
    C-Cube Microsystems*                                   370,100     16,932
                                                                   ----------
   COMPONENTS -- 0.8%
    Kemet*                                                 402,400     13,782
                                                                   ----------
   COMPUTER
    SOFTWARE -- 0.8%
    Fair Isaac                                             459,600     13,328
                                                                   ----------
   CONSUMER PRODUCT MISCELLANEOUS -- 0.8%
    Cidco*                                                 414,900     14,625
                                                                   ----------
   CONSUMER
    SOFTWARE -- 1.1%
    Softkey International*                                 430,400     19,045
                                                                   ----------
   CONTRACT
    MANUFACTURING -- 0.9%
    Sanmina*                                               330,800     15,796
                                                                   ----------
   CORRECTIONAL
    SERVICE -- 0.9%
    Corrections of America*                                307,100     14,779
                                                                   ----------
   DATA
    COMMUNICATIONS -- 2.4%
    Picturetel*                                            244,900     11,082
    US Robotics*                                           359,200     30,622
                                                                   ----------
                                                                       41,704
                                                                   ----------
   DATABASE
    SOFTWARE -- 1.1%
    Progress Software*                                     292,200     19,577
                                                                   ----------

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PBHG GROWTH FUND (CONTINUED)

 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   DESIGN/MANUFACTURING AUTOMATION -- 3.9%
    Cognex*                                                 545,900 $   26,340
    Filenet*                                                507,400     22,452
    Integrated Systems*                                      80,200      3,148
    Wonderware*                                             405,400     15,760
                                                                    ----------
                                                                        67,700
                                                                    ----------
   DRUGS -- 1.0%
    Watson Pharmaceuticals*                                 437,700     17,946
                                                                    ----------
   EMPLOYMENT
    SERVICE -- 0.9%
    Alternative Resources*                                  504,200     16,134
                                                                    ----------
   ENVIRONMENTAL -- 3.5%
    Ionics*                                                 457,200     19,031
    Sanifill*                                               694,800     22,755
    United Waste Systems*                                   463,000     19,330
                                                                    ----------
                                                                        61,116
                                                                    ----------
   FINANCIAL -- 0.7%
    The Money Store*                                        262,800     12,450
                                                                    ----------
   GRAPHICS/IMAGE
    PROCESSING -- 1.4%
    Electronics For Imaging*                                330,300     23,658
                                                                    ----------
   HEALTH CARE-MANAGEMENT SERVICE -- 0.7%
    Quintiles Transnational*                                207,100     12,219
                                                                    ----------
   LEISURE -- 0.3%
    Cobra Golf*                                             185,800      5,551
                                                                    ----------
   LODGING -- 0.4%
    Doubletree*                                             332,900      7,407
                                                                    ----------
   MANUFACTURING -- 1.3%
    Fastenal                                                598,000     21,827
                                                                    ----------
 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   MEDICAL INFORMATION
    SYSTEMS -- 1.5%
    Medic Computer Systems*                                 499,700 $   25,360
                                                                    ----------
   NETWORKING -- 5.9%
    Alantec*                                                383,100     12,163
    Ascend Communications*                                  419,600     33,568
    Cascade Communications*                                 252,200     12,421
    Fore Systems*                                           390,000     14,430
    Optical Data Systems*                                   443,500     17,297
    Stratacom*                                              209,700     11,586
                                                                    ----------
                                                                       101,465
                                                                    ----------
   NETWORKING
    SOFTWARE -- 0.7%
    McAfee Associates*                                      229,100     11,799
                                                                    ----------
   NON DURABLES -- 0.9%
    Blyth Industries*                                       318,900     14,909
                                                                    ----------
   PATIENT CARE -- HEALTH
    PLAN -- 1.2%
    Healthsource*                                           412,000     19,828
                                                                    ----------
   PATIENT CARE --
    HOME -- 2.0%
    American Medical Responses*                             768,600     21,809
    Lincare Holdings*                                       496,800     12,793
                                                                    ----------
                                                                        34,602
                                                                    ----------
   PATIENT CARE --
    HOSPITAL -- 0.9%
    Community Health Systems*                               373,100     15,064
                                                                    ----------
   PHARMACEUTICAL
    SERVICE -- 2.1%
    Express Scripts, Class A*                               377,800     16,623
    Omnicare                                                488,200     19,040
                                                                    ----------
                                                                        35,663
                                                                    ----------
   PHYSICIAN PRACTICE MANAGEMENT -- 2.6%
    Medpartners*                                            168,000      5,292
    Phycor*                                               1,132,275     38,780
                                                                    ----------
                                                                        44,072
                                                                    ----------

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                                                     Market
  Description                                               Shares Value (000)
 -----------------------------------------------------------------------------
   RESTAURANTS -- 3.6%
    Apple South*                                           312,500 $    7,109
    Applebees International*                               387,300     10,554
    Boston Chicken*                                        577,900     15,098
    Landry's Seafood Restaurants*                          740,400     13,327
    Papa John's International*                             370,400     16,668
                                                                   ----------
                                                                       62,756
                                                                   ----------
   RETAIL-APPAREL -- 0.9%
    Gymboree*                                              387,000     11,659
    Men's Wearhouse*                                       124,700      4,489
                                                                   ----------
                                                                       16,148
                                                                   ----------
   RETAIL-CATALOG -- 2.0%
    CDW Computer Centers*                                  322,400     17,168
    Micro Warehouse*                                       388,600     17,778
                                                                   ----------
                                                                       34,946
                                                                   ----------
   RETAIL-HOME
    FURNISHINGS -- 0.8%
    Bed Bath & Beyond*                                     452,100     13,789
                                                                   ----------
   RETAIL-OFFICE
    PRODUCTS -- 2.1%
    Corporate Express*                                     697,700     17,006
    Officemax*                                             765,700     18,569
                                                                   ----------
                                                                       35,575
                                                                   ----------
   RETAIL-SPECIALITY -- 7.1%
    Baby Superstore*                                       369,500     16,674
    Books-A-Million*                                       722,700     12,738
    General Nutrition*                                     611,200     27,810
    Hollywood Entertainment*                               490,200     10,509
    Just For Feet*                                         372,250     11,447
    Petsmart*                                              409,050     13,805
    Sunglass Hut International*                            587,700     29,384
                                                                   ----------
                                                                      122,367
                                                                   ----------
 -----------------------------------------------------------------------------
                                                                     Market
  Description                                               Shares Value (000)
 -----------------------------------------------------------------------------
   SEMICONDUCTOR
    EQUIPMENT -- 9.0%
    Credence Systems*                                      522,300 $   18,933
    Epic Design Technology*                                 51,200      2,483
    FSI International*                                     571,300     18,996
    Helix Technology                                       234,800     10,860
    Integrated Process Equipment*                          301,500     12,003
    Mattson Technology*                                    279,200     11,866
    Novellus Systems*                                      187,800     13,146
    Semitool*                                              226,650      5,666
    Silicon Valley Group*                                  458,500     17,710
    Tencor Instrument*                                     572,200     25,319
    Ultratech Stepper*                                     450,700     19,042
                                                                   ----------
                                                                      156,024
                                                                   ----------
   SEMICONDUCTOR MANUFACTURING -- 4.2%
    Alliance Semiconductor*                                510,450     20,290
    Integrated Silicon Solutions*                          229,800      8,560
    Maxim Integrated Products*                             338,200     25,027
    Oak Technology*                                        144,400      6,065
    Sierra Semiconductor*                                  274,500     13,485
                                                                   ----------
                                                                       73,427
                                                                   ----------
   SERVICE/EQUIPMENT -- 0.7%
    Input/Output*                                          313,600     12,034
                                                                   ----------
   SOFTWARE -- GENERAL -- 1.6%
    Inso*                                                  267,400      8,624
    Macro Media*                                           347,200     19,833
                                                                   ----------
                                                                       28,457
                                                                   ----------
   SYSTEM INTEGRATORS -- 1.1%
    Cambridge Technology Partners*                         381,200     19,346
                                                                   ----------
   TELECOMMUNICATION EQUIPMENT -- 2.7%
    Adtran*                                                436,900     15,182
    Glenayre Technologies*                                 435,225     31,336
                                                                   ----------
                                                                       46,518
                                                                   ----------
   TRANSACTION
    PROCESSING -- 2.1%
    Concord EFS*                                           704,700     21,493
    National Data                                          574,800     15,448
                                                                   ----------
                                                                       36,941
                                                                   ----------

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PBHG GROWTH FUND (CONTINUED)

 -----------------------------------------------------------------------------
                                                         Shares/
                                                       Face Amount   Market
  Description                                             (000)    Value (000)
 -----------------------------------------------------------------------------
   TRANSPORTATION -- 1.2%
    Fritz Companies*                                     291,000   $   21,443
                                                                   ----------
   VOICE/CALL TRANSACTION PROCESSING -- 1.0%
    Aspect Telecommunications*                           565,200       15,260
    Comverse Technology*                                  88,000        1,914
                                                                   ----------
                                                                       17,174
                                                                   ----------
   TOTAL COMMON STOCK (Cost $1,093,793,187)                         1,607,293
                                                                   ----------
  REPURCHASE AGREEMENT -- 7.2%
    Nomura 6.45%, dated 09/29/95, matures 10/02/95,
     repurchase price $103,215,186 (collateralized by
     various Federal Home Loan Mortgage Corporation
     obligations, total par value $126,765,047,
     0.00%-40.14%, 05/15/07-08/01/24: Federal Na-
     tional Mortgage Association obligations, total
     par value $155,403,441, 0.00%-82.29%, 06/25/08-
     11/01/32: total market value of $105,222,934)      $103,159      103,159
    Union Bank of Switzerland 6.45%, dated 09/29/95,
     matures 10/02/95, repurchase price $21,524,224
     (collateralized by various Government National
     Mortgage Association obligations, total par
     value $22,564,833, 6.00%-9.50%,12/15/18-
     09/20/25: total market value $21,944,332.46)         21,513       21,513
                                                                   ----------
  TOTAL REPURCHASE AGREEMENT (Cost $124,672,398)                      124,672
                                                                   ----------
  TOTAL INVESTMENTS -- 100.1% (Cost $1,218,465,585)                 1,731,965
                                                                   ----------

 ---------------------------------------------------------------------------
                                                                   Market
  Description                                                    Value (000)
 ---------------------------------------------------------------------------
  OTHER ASSETS AND LIABILITIES -- (0.1%)
    Other Assets and
     Liabilities, Net                                            $   (2,229)
                                                                 ----------
  NET ASSETS:
    Portfolio shares (authorized 200
     million shares-$0.001 par
     value) based on 79,422,568
     outstanding shares of
     beneficial interest                                          1,243,246
    Net investment loss                                              (4,897)
    Accumulated net realized loss on
     investments                                                    (22,112)
    Net unrealized appreciation on
     investments                                                    513,499
                                                                 ----------
  TOTAL NET ASSETS -- 100.0%                                     $1,729,736
                                                                 ==========
  NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE                                        $21.78
                                                                 ==========

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PBHG EMERGING GROWTH FUND
--------------------------------------------------------------------------------
A pie chart depicting industry breakdowns in the PBHG Emerging Growth Fund as a percentage of Total Fund Investments. The breakdown is as follows:

                    Industry                      %
                    --------                      -
                    Technology                    44%
                    Health Care                   16%
                    Repurchase Agreements         16%
                    Consumers                     12%
                    Service                        9%
                    Industrial/General
                    Manufacturing                  1%
                    Energy                         1%
                    Financial                      1%

                             [CHART APPEARS HERE]

 ----------------------------------------------------------------------------
                                                                    Market
  Description                                              Shares Value (000)
 ----------------------------------------------------------------------------
  COMMON STOCK -- 83.4%
   APPAREL -- 1.0%
    Kenneth Cole Production, Class A*                     181,300  $  6,368
                                                                   --------
   APPLICATION SOFTWARE & SERVICES -- 0.9%
    Pinnacle Systems*                                     183,100     5,630
                                                                   --------
   BIOTECHNOLOGY -- 0.3%
    Bio-Vascular*                                         107,400     1,933
                                                                   --------
   CLIENT/SERVER
    SOFTWARE -- 5.6%
    Applix*                                               337,700     7,429
    Atria Software*                                       250,400     7,324
    Datastream Systems*                                   230,600     5,246
    Hyperion Software*                                    130,100     7,383
    Legato Systems*                                       117,000     3,101
    Open Environment*                                     232,800     4,074
                                                                   --------
                                                                     34,557
                                                                   --------
 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   COMMERCIAL
    SERVICES -- 0.1%
    Corrections of America*                                  16,400  $    789
                                                                     --------
   COMPONENTS -- 2.1%
    Cyberoptics*                                            286,875     9,754
    II-VI*                                                  168,900     3,209
                                                                     --------
                                                                       12,963
                                                                     --------
   COMPUTER SOFTWARE -- 1.8%
    Fair Isaac                                              129,000     3,741
    Kronos*                                                 154,000     7,123
                                                                     --------
                                                                       10,864
                                                                     --------
   CONSUMER PRODUCTS --MISCELLANEOUS -- 1.0%
    Cidco*                                                   82,000     2,891
    Dayrunner*                                              173,800     3,215
                                                                     --------
                                                                        6,106
                                                                     --------
   CONSUMER SERVICES -- 0.8%
    Veterinary Centers of America*                          276,900     4,707
                                                                     --------
   CONSUMER SOFTWARE -- 1.3%
    Dataware Technologies*                                  149,700     1,909
    Minnesota Educational Computing*                        146,300     3,949
    MySoftware*                                             177,300     2,261
                                                                     --------
                                                                        8,119
                                                                     --------
   CONTRACT
    MANUFACTURING -- 2.4%
    Altron*                                                 288,200     9,006
    Sanmina*                                                124,000     5,921
                                                                     --------
                                                                       14,927
                                                                     --------
   DATA
    COMMUNICATIONS -- 0.9%
    Global Village
     Communication*                                         426,300     5,862
                                                                     --------
   DESIGN/MANUFACTURING AUTOMATION -- 5.4%
    Integrated Silicon Systems*                             291,200     8,736
    Project Software & Development*                         429,050    11,155
    Softdesk*                                               265,700     6,709
    Wonderware*                                             176,100     6,846
                                                                     --------
                                                                       33,446
                                                                     --------


*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PBHG EMERGING GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   DISTRIBUTED SYSTEMS/
    SOFTWARE -- 1.0%
    Veritas Software*                                       231,800  $  6,027
                                                                     --------
   EDUCATIONAL
    SERVICES -- 1.6%
    Apollo Group, Class A*                                  385,200    10,112
                                                                     --------
   ELECTRICAL PRODUCTS -- 0.7%
    PSC*                                                    379,600     4,555
                                                                     --------
   EMPLOYMENT
    SERVICES -- 1.9%
    Alternative Resources*                                  249,400     7,981
    On Assignment*                                          142,100     3,606
                                                                     --------
                                                                       11,587
                                                                     --------
   ENERGY SERVICES &
    EQUIPMENT -- 0.8%
    Input/Output*                                           133,100     5,108
                                                                     --------
   ENVIRONMENTAL
    SERVICES -- 0.6%
    Tetra Tech*                                             172,500     4,011
                                                                     --------
   FINANCIAL SERVICES -- 0.5%
    First Merchants Acceptance*                             118,600     3,113
                                                                     --------
   FOOD, BEVERAGE &
    TOBACCO -- 0.2%
    Odwalla*                                                 53,600       945
                                                                     --------
   HEALTH CARE -- MANAGEMENT SERVICES -- 2.3%
    Compdent*                                               236,200     6,909
    Quintiles Transnational*                                120,600     7,115
                                                                     --------
                                                                       14,024
                                                                     --------
   HEALTH CARE --
    SUPPLIES -- 2.6%
    Gulf South Medical Supply*                              349,800     8,613
    Physician Sales & Services*                             159,700     7,666
                                                                     --------
                                                                       16,279
                                                                     --------
 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   HOTELS & LODGING -- 0.2%
    Studio Plus Hotels*                                      43,000  $    989
                                                                     --------
   LEISURE -- 0.7%
    Ride*                                                   198,800     4,175
                                                                     --------
   MEDICAL DEVICES -- 1.8%
    Daig*                                                   189,900     4,605
    Target Therapeutics*                                     98,100     6,867
                                                                     --------
                                                                       11,472
                                                                     --------
   MEDICAL INFORMATION
    SYSTEMS -- 3.1%
    CyCare Systems*                                         197,300     6,560
    Medic Computer Systems*                                 109,100     5,537
    Phamis*                                                 268,900     7,361
                                                                     --------
                                                                       19,458
                                                                     --------
   NETWORKING -- 2.7%
    Microtest*                                              309,100     6,105
    Optical Data Systems*                                   268,000    10,452
                                                                     --------
                                                                       16,557
                                                                     --------
   NETWORKING
    SOFTWARE -- 1.8%
    McAfee Associates*                                      211,600    10,897
                                                                     --------
   PATIENT CARE --
    HOME -- 0.8%
    Pediatric Services of America*                          268,400     5,167
                                                                     --------
   PATIENT CARE --
    SPECIALIZED -- 3.1%
    Orthodontic Centers of America*                         301,600     9,727
    Renal Treatment Centers*                                252,900     9,357
                                                                     --------
                                                                       19,084
                                                                     --------
   PHYSICIAN PRACTICE
    MANAGEMENT -- 1.7%
    MedPartners*                                            146,700     4,621
    OccuSystems*                                            224,100     4,650
    Professional Sportscare*                                 50,000       269
    United Dental Care*                                      32,100       963
                                                                     --------
                                                                       10,503
                                                                     --------


*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   RESTAURANTS -- 2.6%
    Landry's Seafood Restaurants*                           343,200  $  6,178
    Papa John's International*                              220,400     9,918
                                                                     --------
                                                                       16,096
                                                                     --------
   RETAIL -- CATALOG -- 1.1%
    Creative Computers*                                     223,700     6,599
                                                                     --------
   RETAIL -- GENERAL -- 0.6%
    Dollar Tree Stores*                                     100,900     3,431
                                                                     --------
   RETAIL -- OFFICE -- 1.1%
    U.S. Office Products*                                   453,900     6,865
                                                                     --------
   RETAIL -- SPECIALTY -- 3.4%
    Books-A-Million*                                        328,400     5,788
    Just For Feet*                                          247,875     7,622
    West Marine*                                            230,600     7,379
                                                                     --------
                                                                       20,789
                                                                     --------
   SEMICONDUCTOR
    EQUIPMENT -- 10.9%
    AG Associates*                                           96,500     2,461
    Brooks Automation*                                       76,600     1,647
    Electro Scientific Industries*                           92,600     3,229
    Epic Design Technology*                                 209,100    10,141
    FSI International*                                      212,200     7,056
    Gasonics International*                                 295,800    11,019
    Helix Technology                                        242,000    11,192
    Integrated Measurement Systems*                          65,300       865
    Integrated Process Equipment*                           108,000     4,300
    Mattson Technology*                                     120,600     5,126
    PRI Automation*                                         139,100     5,703
    Ultratech Stepper*                                      112,300     4,745
                                                                     --------
                                                                       67,484
                                                                     --------
 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   SEMICONDUCTOR
    MANUFACTURING -- 2.1%
    DSP Communications*                                     145,300  $  4,795
    Micro Linear*                                           322,900     5,045
    Oak Technology*                                          77,500     3,255
                                                                     --------
                                                                       13,095
                                                                     --------
   SOFTWARE -- GENERAL -- 4.5%
    Aspen Technology*                                       268,000     8,040
    Eagle Point Software*                                   179,000     3,356
    Inso*                                                   284,800     9,185
    Security Dynamics Technologies*                         158,500     7,568
                                                                     --------
                                                                       28,149
                                                                     --------
   SYSTEM INTEGRATORS -- 2.0%
    Cambridge Technology Partners*                          173,200     8,791
    Intersolv*                                              171,800     3,457
    Renaissance Solutions*                                   13,100       319
                                                                     --------
                                                                       12,567
                                                                     --------
   TELECOMMUNICATION EQUIPMENT -- 1.6%
    Coherent Communications Systems*                        371,600    10,219
                                                                     --------
   TRANSACTION PROCESS -- 1.5%
    Transaction Network Services*                           341,000     9,164
                                                                     --------
   VOICE/CALL TRANSACTIONS PROCESSING -- 0.3%
    Active Voice*                                            75,000     2,128
                                                                     --------
  TOTAL COMMON STOCK (Cost $356,403,529)                              516,920
                                                                     --------

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PBHG EMERGING GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                                                           Face
                                                          Amount    Market
  Description                                             (000)   Value (000)
 ----------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 16.7%
    Nomura 6.45%, dated 09/29/95, matures 10/02/95,
     repurchase price $103,625,061 (collateralized by
     various Federal Home Loan Mortgage Corporation
     obligations, total par value $528,179,525, 0.00%-
     80.00%, 07/15/03-03/15/24: Federal National
     Mortgage Association obligations, total par value
     $268,199,047, 0.00%-99.435%, 10/25/04-09/01/25:
     total market value $105,640,781)                    $103,569  $103,569
                                                                   --------
  TOTAL REPURCHASE AGREEMENT (Cost $103,569,393)                    103,569
                                                                   --------
  TOTAL INVESTMENTS -- 100.1% (Cost $459,972,922)                   620,489
                                                                   --------
  OTHER ASSETS AND
   LIABILITIES, NET -- (0.1%)                                          (449)
                                                                   --------
  TOTAL OTHER ASSETS AND
   LIABILITIES                                                         (449)
                                                                   --------
  NET ASSETS:
    Portfolio shares (authorized 200 million shares --
      $0.001 par value) based on 29,779,363 outstanding
     shares of beneficial interest                                  440,467
    Net investment loss                                                (934)
    Accumulated net realized gain on investments                     19,990
    Net unrealized appreciation on investments                      160,517
                                                                   --------
  TOTAL NET ASSETS -- 100.0%                                       $620,040
                                                                   ========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   SHARE                                                             $20.82
                                                                   ========

--------------------------------------------------------------------------------
 PBHG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

A pie chart depicting industry breakdowns in the PBHG Large Cap Growth Fund as a percentage of Total Fund Investments. The breakdown is as follows:

                    Industry                   %
                    --------                   -
                    Technology                 33%
                    Health Care                19%
                    Consumers                  18%
                    Service                    10%
                    Repurchase Agreements      10%
                    Industrial/General
                    Manufacturing               5%
                    Financial                   5%

                             [CHART APPEARS HERE]

 -----------------------------------------------------------------------------
                                                                     Market
  Description                                               Shares Value (000)
 -----------------------------------------------------------------------------
  COMMON STOCK -- 91.4%
   APPAREL -- 4.2%
    Nike, Class B                                            1,000   $   111
    Tommy Hilfiger*                                         10,400       338
                                                                     -------
                                                                         449
                                                                     -------
   AUTO FINANCE -- 1.5%
    Mercury Finance                                          6,400       156
                                                                     -------
   AUTO-RELATED -- 1.2%
    Harley-Davidson                                          5,400       132
                                                                     -------
   BIOTECHNOLOGY -- 3.1%
    Idexx Laboratories*                                      9,000       335
                                                                     -------


*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   COMMUNICATION
    SERVICE -- 6.0%
    Clear Channel Communications*                             3,900   $   295
    Worldcom*                                                11,000       354
                                                                      -------
                                                                          649
                                                                      -------
   COMPONENTS -- 7.2%
    AVX*                                                      4,400       147
    Hewlett Packard                                           3,800       315
    Kemet*                                                    9,200       315
                                                                      -------
                                                                          777
                                                                      -------
   CONSUMER PRODUCTS --  MISCELLANEOUS -- 1.8%
    Gillette*                                                 4,000       191
                                                                      -------
   CONSUMER SERVICES -- 1.7%
    CUC International*                                        5,150       180
                                                                      -------
   CONSUMER SOFTWARE -- 2.4%
    Intuit*                                                   5,500       259
                                                                      -------
   DATABASE SOFTWARE -- 4.4%
    Informix*                                                10,500       342
    Oracle*                                                   3,500       134
                                                                      -------
                                                                          476
                                                                      -------
   DESIGN/MANUFACTURING AUTOMATION -- 1.8%
    Parametric Technology*                                    3,200       197
                                                                      -------
   EMPLOYMENT SERVICE -- 1.7%
    Manpower                                                  6,300       183
                                                                      -------
   ENVIRONMENTAL -- 2.1%
    Thermo Electron*                                          4,800       223
                                                                      -------
   FINANCIAL -- 3.2%
    First Financial Management                                1,000        98
    First USA                                                 4,600       249
                                                                      -------
                                                                          347
                                                                      -------
   HEALTH & DRUG -- 2.2%
    Pfizer                                                    4,500       240
                                                                      -------
 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   HEALTH-SUPPLIES -- 1.2%
    Johnson & Johnson                                         1,700   $   126
                                                                      -------
   INFORMATION SYSTEMS -- 0.9%
    HBO                                                       1,600       100
                                                                      -------
   MANUFACTURING -- 1.6%
    Danaher                                                   5,100       167
                                                                      -------
   MEDICAL DEVICES -- 6.5%
    Boston Scientific*                                        6,200       264
    Cordis*                                                   2,300       195
    Medtronic                                                 4,400       237
                                                                      -------
                                                                          696
                                                                      -------
   NETWORKING -- 3.6%
    Stratacom*                                                6,900       381
                                                                      -------
   PAPER/FOREST PRODUCTS -- 2.6%
    Willamette Industries                                     4,100       274
                                                                      -------
   PATIENT CARE --
    HEALTH PLAN -- 3.7%
    Oxford Health Plans*                                      5,400       393
                                                                      -------
   PATIENT CARE --
    SPECIALTY -- 1.9%
    Healthsouth Rehabilitation*                               8,100       207
                                                                      -------
   RETAIL CATALOG -- 2.6%
    Micro Warehouse*                                          6,000       275
                                                                      -------
   RETAIL SPECIALITY
    PRODUCTS -- 3.1%
    General Nutrition Companies*                              7,400       337
                                                                      -------
   RETAIL -- OFFICE
    PRODUCTS -- 2.3%
    Office Depot*                                             8,300       250
                                                                      -------
   SEMICONDUCTOR
    EQUIPMENT -- 6.2%
    Applied Materials*                                        3,400       348
    KLA Instruments*                                          3,900       313
                                                                      -------
                                                                          661
                                                                      -------

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PBHG LARGE CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                                                      Shares/Face
                                                        Amount      Market
  Description                                            (000)    Value (000)
 ----------------------------------------------------------------------------
   SEMICONDUCTOR
    MANUFACTURING -- 7.4%
    Altera*                                              5,400      $   334
    Atmel*                                               5,000          169
    LSI Logic*                                           5,100          294
                                                                    -------
                                                                        797
                                                                    -------
   TELECOMMUNICATIONS EQUIPMENT -- 3.3%
    Glenayre Technologies*                               4,900          353
                                                                    -------
  TOTAL COMMON STOCK (Cost $8,901,599)                                9,811
                                                                    -------
  REPURCHASE AGREEMENT -- 10.2%
    Lehman Brothers 6.05%, dated 09/29/95, matures
     10/02/95, repurchase price $1,089,326
     (collateralized by a United States Treasury
     Bond, par value $854,698, 11.125%, 08/15/03:
     total market value $1,119,263)                     $1,089        1,089
                                                                    -------
  TOTAL REPURCHASE AGREEMENT (Cost $1,088,777)                        1,089
                                                                    -------
  TOTAL INVESTMENTS -- 101.6% (Cost $9,990,376)                      10,900
                                                                    -------
  OTHER ASSETS AND LIABILITIES -- (1.6%)
    Payable for Securities Purchased                                   (245)
    Other Assets and Liabilities, net                                    77
                                                                    -------
  TOTAL OTHER ASSETS AND LIABILITIES, NET                              (168)
                                                                    -------

 -----------------------------------------------------------------------------
                                                                     Market
  Description                                                      Value (000)
 -----------------------------------------------------------------------------
  NET ASSETS:
    Portfolio shares (authorized 200 million shares -- $0.001 par value) based on 815,465 outstanding shares of beneficial
     interest                                                        $ 9,293
    Net investment loss                                                   (8)
    Accumulated net realized gain on investments                         537
    Net unrealized appreciation on investments                           910
                                                                     -------
  TOTAL NET ASSETS -- 100.0%                                         $10,732
                                                                     =======
  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE                                                              $13.16
                                                                     =======

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
 PBHG SELECT EQUITY FUND
--------------------------------------------------------------------------------
A pie chart depicting industry breakdowns in the PBHG Select Equity Fund as a percentage of Total Fund Investments. The breakdown is as follows:

                       Industry                  %
                       --------                  -
                       Technology                49%
                       Health Care               17%
                       Repurchase Agreements     13%
                       Service                    9%
                       Consumers                  6%
                       Industrial/General
                       Manufacturing              3%
                       Financial                  3%

                             [CHART APPEARS HERE]

 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
  COMMON STOCK -- 88.3%
   APPAREL -- 3.4%
    Tommy Hilfiger*                                          79,000   $ 2,568
                                                                      -------
   BIOTECHNOLOGY -- 2.5%
    Idexx Laboratories*                                      50,700     1,889
                                                                      -------
   COMMUNICATION
    SERVICES -- 6.9%
    Clear Channel Communications*                            31,400     2,379
    Worldcom*                                                87,400     2,807
                                                                      -------
                                                                        5,186
                                                                      -------
   COMPONENTS -- 5.6%
    AVX*                                                     56,400     1,889
    Kemet*                                                   67,400     2,309
                                                                      -------
                                                                        4,198
                                                                      -------
   COMPUTERS &
    SERVICES -- 0.0%
    Zycon*                                                    2,400        29
                                                                      -------
 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
   CONSUMER PRODUCTS --  MISCELLANEOUS -- 2.8%
    Oakley*                                                  70,500   $ 2,089
                                                                      -------
   DATA
    COMMUNICATIONS -- 3.0%
    Picturetel*                                              49,700     2,249
                                                                      -------
   DESIGN/MANUFACTURING AUTOMATION -- 3.8%
    Cognex*                                                  32,800     1,582
    Parametric Technology*                                   21,100     1,298
                                                                      -------
                                                                        2,880
                                                                      -------
   DISTRIBUTED SOFTWARE/HARDWARE & PERIPHERALS -- 2.1%
    Read-Rite*                                               44,000     1,606
                                                                      -------
   FINANCIAL SERVICES -- 3.0%
    The Money Store                                          47,250     2,238
                                                                      -------
   GAMING -- 2.2%
    Station Casinos*                                        110,000     1,691
                                                                      -------
   INFORMATION SYSTEMS -- 3.4%
    HBO                                                      41,700     2,606
                                                                      -------
   MEDICAL DEVICES -- 4.9%
    Boston Scientific*                                       47,400     2,020
    Medtronic                                                32,000     1,720
                                                                      -------
                                                                        3,740
                                                                      -------
   NETWORKING -- 6.6%
    Ascend Communications*                                   32,300     2,584
    Optical Data Systems*                                    61,400     2,395
                                                                      -------
                                                                        4,979
                                                                      -------
   PAPER & PAPER
    PRODUCTS -- 2.9%
    Willamette Industries                                    32,800     2,189
                                                                      -------
   PATIENT CARE --
    HEALTH PLAN -- 3.8%
    Oxford Health Plans*                                     39,700     2,888
                                                                      -------
   PHYSICIAN PRACTICE MANAGEMENT -- 2.7%
    PhyCor*                                                  59,700     2,045
                                                                      -------

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PBHG SELECT EQUITY FUND (CONTINUED)

 ----------------------------------------------------------------------------
                                                      Shares/Face
                                                        Amount      Market
  Description                                            (000)    Value (000)

 ----------------------------------------------------------------------------
   SEMICONDUCTOR
    EQUIPMENT -- 9.0%
    Integrated Process Equipment*                        47,300     $ 1,883
    Silicon Valley Group*                                67,100       2,591
    Ultratech Stepper*                                   55,800       2,358
                                                                    -------
                                                                      6,832
                                                                    -------
   SEMICONDUCTOR MANUFACTURING -- 15.8%
    Altera*                                              37,000       2,308
    Integrated Silicon Solutions*                        39,200       1,460
    LSI Logic*                                           47,100       2,720
    Maxim Integrated Products*                           38,000       2,814
    Xilinx*                                              55,800       2,685
                                                                    -------
                                                                     11,987
                                                                    -------
   TELECOMMUNICATION EQUIPMENT -- 3.9%
    Glenayre Technologies*                               40,500       2,916
                                                                    -------
  TOTAL COMMON STOCK (Cost $62,468,008)                              66,805
                                                                    -------
  REPURCHASE AGREEMENT -- 13.6%
    Nomura 6.45%, dated 09/29/95, matures 10/02/95,
     repurchase price $10,330,755 (collateralized by
     various Federal Home Loan Mortgage Corporation
     obligations, total par value $35,859,052.00,
     7.00%-99.46%, 09/15/06-01/15/23: Federal
     National Mortgage Association obligation total
     par value $4,056,038, 0.00%, 10/25/22: total
     market value $10,531,710)                          $10,325      10,325
                                                                    -------
  TOTAL REPURCHASE AGREEMENT (Cost $10,325,206)                      10,325
                                                                    -------


 -------------------------------------------------------------------------------

                                                                    Market
  Description                                                     Value (000)
 -------------------------------------------------------------------------------
  TOTAL INVESTMENTS --
    101.9%
   (Cost $72,793,214)                                               $77,130
                                                                    -------
  OTHER ASSETS AND
   LIABILITIES, NET --
    (1.9%)                                                           (1,443)
                                                                    -------
  NET ASSETS:
    Portfolio shares
     (authorized 200
     million shares --
      $0.001 par value)
     based on 5,098,443
     outstanding shares
     of beneficial
     interest                                                        67,059
    Net investment loss                                                 (35)
    Accumulated net
     realized gain on
     investments                                                      4,326
    Net unrealized
     appreciation on
     investments                                                      4,337
                                                                    -------
  TOTAL NET ASSETS --
    100.0%                                                          $75,687
                                                                    =======
  NET ASSET VALUE,
   OFFERING PRICE AND
   REDEMPTION PRICE PER
   SHARE                                                             $14.85
                                                                    =======

*Non-income producing security
 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PBHG INTERNATIONAL FUND
--------------------------------------------------------------------------------
A pie chart depicting country breakdown in the PBHG International Fund as a percentage of Total Fund Investments. The breakdown is as follows:

                 Country                            %
                 -------                            -
                 Japan                              28%
                 United Kingdom                     17%
                 Other                              17%
                 France                              8%
                 Hong Kong                           6%
                 Italy                               5%
                 Spain                               5%
                 Netherlands                         4%
                 Singapore                           4%
                 Germany                             3%
                 Mexico                              3%

                             [CHART APPEARS HERE]

 % Total Fund Investments

 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                Shares Value (000)
 ------------------------------------------------------------------------------
  FOREIGN COMMON STOCKS -- 94.2%
   ARGENTINA -- 1.7%
    YPF ADR                                                    7,500   $  135
                                                                       ------
   AUSTRALIA -- 2.3%
    National Australia Bank                                   20,000      177
                                                                       ------
   BRAZIL -- 0.3%
    Manah                                                  1,000,000       23
                                                                       ------
   DENMARK -- 1.1%
    Tele Danmark, Cl B                                         1,700       88
                                                                       ------
 -------------------------------------------------------------------------------
                                                                       Market
  Description                                                 Shares Value (000)
 -------------------------------------------------------------------------------
   FRANCE -- 7.9%
    Alcatel Alsthom                                            1,030   $   87
    Assurances Generales de France*                            3,170       87
    Hermes International                                         500       89
    Legris Industries*                                         1,540       53
    Lyonnaise des Eaux                                           970       89
    Sommer Allibert                                              300      104
    Technip                                                    1,560      103
                                                                       ------
                                                                          612
                                                                       ------
   GERMANY -- 2.0%
    Mannesmann                                                   310      101
    Veba                                                       1,250       50
                                                                       ------
                                                                          151
                                                                       ------
   HONG KONG -- 5.7%
    Cheung Kong                                               15,000       82
    Consolidated Electric Power -- Asia                       45,000       90
    Peregrine Investment Holdings                            100,000      150
    Swire Pacific, Cl A                                       15,000      119
                                                                       ------
                                                                          441
                                                                       ------
   IRELAND -- 2.1%
    CRH                                                       15,000      102
    Framlington Maghreb Fund*                                  7,500       62
    Framlington Maghreb Fund Warrants*                         1,500        1
                                                                       ------
                                                                          165
                                                                       ------
   ITALY -- 4.6%
    Bulgari*                                                   9,000       69
    Olivetti*                                                 69,000       59
    Telecom Italia Mobile                                     58,000       97
    Telecom Italia Mobile Di Risp                            109,200      121
    Zucchi                                                     3,500        8
                                                                       ------
                                                                          354
                                                                       ------

*Non-income producing security
 ADR--American Depository Receipts
 Cl--Class
 The accompanying notes are an integral part of the financial statements.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PBHG INTERNATIONAL FUND (CONTINUED)

--------------------------------------------------------------------------------
                                                                      Market
  Description                                            Shares      Value (000)
--------------------------------------------------------------------------------
   JAPAN -- 27.5%
    Canon                                                 6,000      $  107
    Itochu                                               27,000         167
    Maeda Road Construction                               8,000         149
    Mitsubishi Materials                                 32,000         157
    Mori Seiki                                            8,000         159
    NEC                                                  10,000         139
    Nippon Telegraph & Telephone                             19         164
    Nissan Motors                                        22,000         159
    NKK*                                                 64,000         171
    Nomura Securities                                     8,000         157
    Sanwa Bank                                            7,000         131
    Sumitomo Bank                                         8,000         155
    TDK                                                   3,000         154
    Yamanouchi Pharmaceutical                             7,000         151
                                                                     ------
                                                                      2,120
                                                                     ------
   MEXICO -- 2.9%
    Interceramica 'Ub'*                                  40,000          50
    Organizacion Soriana, Cl B                           60,000          71
    Telefonos de Mexico                                   3,300         105
                                                                     ------
                                                                        226
                                                                     ------
   NETHERLANDS -- 3.8%
    Aegon                                                 2,800         101
    Hollandsche Beton Groep                                 540          81
    Verenigde Nederlandse Uitgevbedri                       830         110
                                                                     ------
                                                                        292
                                                                     ------
   NEW ZEALAND -- 2.0%
    Telecom of New Zealand                               40,000         156
                                                                     ------
   NORWAY -- 2.1%
    Tomra Systems                                        30,000         162
                                                                     ------
   PHILIPPINES -- 0.1%
    Benpres Holdings GDS                                    800           5
                                                                     ------
 -------------------------------------------------------------------------------
                                                                      Market
  Description                                            Shares      Value (000)
 -------------------------------------------------------------------------------
   POLAND -- 2.5%
    Bank Rozwoju Eksportu Sa*                             5,000      $   87
    Mostostal Export                                     16,000          42
    Polifarb Cieszyn                                     15,000          64
                                                                     ------
                                                                        193
                                                                     ------
   SINGAPORE -- 4.1%
    DBS Land                                             50,000         149
    Keppel                                               21,000         168
                                                                     ------
                                                                        317
                                                                     ------
   SOUTH AFRICA -- 0.0%
    Southern Life                                           202           2
                                                                     ------
   SPAIN -- 5.0%
    Centros Comerciales Pryca                             7,000         140
    Gas Natural                                           1,000         126
    Portland Valderrivas                                  1,750         121
                                                                     ------
                                                                        387
                                                                     ------
   UNITED KINGDOM -- 16.5%
    3I Group                                             30,000         191
    Argyll Group                                         20,000         106
    Bank of Scotland                                      1,000           4
    BTR                                                  20,000         103
    Cable & Wireless                                     16,000         105
    Domnick Hunter                                       20,000          99
    General Electric                                     22,000         110
    Grand Metropolitan                                   17,000         120
    Kingfisher                                           14,000         112
    Mersey Docks                                         11,000          81
    Smithkline Beecham, Cl A                             12,000         121
    Vinten Group                                         10,500         120
                                                                     ------
                                                                      1,272
                                                                     ------
  TOTAL FOREIGN COMMON STOCKS (Cost $7,054,958)                       7,278
                                                                     ------
  FOREIGN PREFERRED STOCKS -- 1.4%
   BRAZIL -- 0.0%
    Brahma                                                6,432           3
                                                                     ------
   GERMANY -- 1.4%
    Fresenius                                               140         109
                                                                     ------
  TOTAL FOREIGN PREFERRED STOCKS (Cost $70,235)                         112
                                                                     ------

*Non-income producing security
 GDS--Global Depository Shares
 Cl--Class
 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                                           Face
                                                          Amount     Market
  Description                                              (000)   Value (000)
  -----------------------------------------------------------------------------
  TIME DEPOSIT -- 4.1%
   UNITED STATES -- 4.1%
    IBJ
     6.187%, 10/02/95                                         $320   $  320
                                                                     ------
  TOTAL TIME DEPOSIT (Cost $320,307)                                    320
                                                                     ------
  TOTAL INVESTMENTS -- 99.7% (Cost $7,445,500)                        7,710
                                                                     ------
  OTHER ASSETS AND LIABILITIES -- 0.3%
    Payable for Securities Purchased                                    (82)
    Other Assets and Liabilities, net                                   101
                                                                     ------
  TOTAL OTHER ASSETS AND LIABILITIES                                     19
                                                                     ------

 ------------------------------------------------------------------------------
                                                                      Market
  Description                                                       Value (000)
 ------------------------------------------------------------------------------
  NET ASSETS:
    Portfolio Shares (authorized 200 million shares -- $0.001 Par
     Value) based on 803,638 outstanding shares of beneficial
     interest                                                         $8,170
    Undistributed Net Investment Income                                    7
    Accumulated Net Realized Loss on Investments                        (465)
    Accumulated Net Realized Loss on Foreign Currency Transactions      (247)
    Net Unrealized Appreciation on Investments                           264
                                                                      ------
  TOTAL NET ASSETS -- 100.0%                                          $7,729
                                                                      ======
  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE       $9.62
                                                                      ======


 The accompanying notes are an integral part of the financial statements.

As of September 30, 1995
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 PBHG CASH RESERVES FUND
--------------------------------------------------------------------------------
A pie chart depicting the security breakdown in the PBHG Cash Reserves Fund as a percentage of Total Fund Investments. The breakdown is as follows:

                        Industry                   %
                        --------                   -
                        Commercial Paper           63%
                        Repurchases Agreements     31%
                        US Government Obligations   6%

                             [CHART APPEARS HERE]

 ----------------------------------------------------------------------------
                                                            Face
                                                           Amount
  Description                                              (000)  Value (000)
 ----------------------------------------------------------------------------
  COMMERCIAL PAPER -- 62.8%
   American Express Credit
    5.680%, 11/03/95                                       $  650   $   647
    5.680%, 12/05/95                                          850       841
   American General Finance
    5.680%, 12/04/95                                          850       841
   American Home Products
    5.730%, 11/10/95                                        1,500     1,490
   Ameritech
    5.560%, 02/23/96                                          500       489
   Aon
    5.680%, 11/10/95                                          689       685
   Associates of North America
    5.680%, 10/20/95                                          650       648
   Bear Stearns Companies
    5.750%, 10/20/95                                          650       648
   Beneficial
    5.670%, 10/16/95                                          850       848
    5.680%, 12/04/95                                          650       643
 ---------------------------------------------------------------------------
                                                           Face
                                                          Amount
  Description                                             (000)  Value (000)
 ---------------------------------------------------------------------------
   Central & South West
    5.700%, 11/21/95                                      $1,000   $   992
   Ciesco
    5.670%, 11/20/95                                       1,000       992
   CIT Group Holdings
    5.700%, 10/20/95                                         850       847
   Coca Cola Enterprises
    5.900%, 11/03/95                                       1,000       995
   Delaware Funding Group
    5.660%, 11/20/95                                       1,000       992
   Falcon Asset Securities
    5.750%, 10/30/95                                         875       871
   Ford Motor Credit
    5.680%, 11/03/95                                       1,500     1,492
   General Electric Capital
    5.660%, 12/15/95                                         850       840
   IBM Credit
    5.680%, 12/04/95                                       1,500     1,485
   John Deere Capital
    5.680%, 11/21/95                                         850       843
   Kellogg
    5.750%, 10/10/95                                       1,536     1,536
   McKenna Triangle
    5.680%, 11/17/95                                       1,000       993
   Merrill Lynch
    5.750%, 10/12/95                                         650       649
    5.850%, 10/27/95                                         850       846
   Metlife Funding
    6.000%, 10/23/95                                         500       498
   Monsanto
    5.800%, 10/16/95                                         500       499
   Motorola Credit
    5.850%, 10/17/95                                         814       812
    5.710%, 10/20/95                                         600       598
   PHH
    5.830%, 10/23/95                                         500       498
    5.700%, 10/27/95                                         700       697
   PREFCO
    5.730%, 10/12/95                                       1,100     1,098
   Prudential Funding
    5.690%, 10/16/95                                       1,500     1,496
   Riverwood Funding
    5.690%, 11/13/95                                       1,500     1,490
   Sears Roebuck
    5.650%, 10/06/95                                         800       799
    5.650%, 01/03/96                                         700       690

*Non-income producing security
 FNMA-Federal National Mortgage Association
 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                                              Face
                                                             Amount
  Description                                                (000)  Value (000)
  ------------------------------------------------------------------------------
  COMMERCIAL PAPER (continued)
   Suntrust Bank
    5.710%, 11/27/95                                         $  500   $   495
   Toshiba America
    5.870%, 11/13/95                                            850       844
                                                                      -------
  TOTAL COMMERCIAL PAPER (Cost $32,666,981)                            32,667
                                                                      -------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.6%
   FNMA Discount Notes
    5.720%, 10/03/95                                            185       185
    5.710%, 10/10/95                                            750       749
    5.580%, 02/22/96                                          2,000     1,955
                                                                      -------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $2,889,230)                                                    2,889
                                                                      -------
  REPURCHASE AGREEMENTS -- 31.3%
    Aubrey Lanston 6.40%, dated 09/29/95, matures 10/02/95,
     repurchase price $9,004,800 (collateralized by a
     United States Treasury Note, par value $8,970,000,
     6.00%, 10/15/99: total market value of $9,216,974)      $9,000     9,000
    Lehman Brothers 6.40%, dated 09/29/95, matures
     10/02/95, repurchase price $1,254,669 (collateralized
     by a United States Treasury Bill, par value
     $1,310,000, 02/29/96: total market value of
     $1,280,984)                                              1,254     1,254
 ------------------------------------------------------------------------------
                                                              Face
                                                             Amount
  Description                                                (000)  Value (000)
 ------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS (continued)
    Lehman Brothers 6.40%, dated 09/29/95, matures
     10/02/95, repurchase price $6,003,200
     (collateralized by a United States Treasury Note,
     par value $6,025,000, 6.00%, 12/31/97: total
     market value of $6,126,631)                             $6,000   $ 6,000
                                                                      -------
  TOTAL REPURCHASE AGREEMENTS (Cost $16,254,000)                       16,254
                                                                      -------
  TOTAL INVESTMENTS -- 99.7% (Cost $51,810,211)                        51,810
                                                                      -------
  OTHER ASSETS AND
   LIABILITIES, NET -- 0.3%                                               166
                                                                      -------
  NET ASSETS:
    Portfolio shares (authorized 1.8 billion shares --
     $0.001 par value) based on 51,976,429 outstanding
     shares of beneficial interest                                     51,976
                                                                      -------
  TOTAL NET ASSETS -- 100.0%                                          $51,976
                                                                      =======
  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE                                                            $1.00
                                                                      =======

 FNMA-Federal National Mortgage Association
 The accompanying notes are an integral part of the financial statements.

For the period ended September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------

                                               ------    ------     ------
                                                          PBHG       PBHG
                                                PBHG    EMERGING   LARGE CAP
                                               GROWTH    GROWTH     GROWTH
                                                FUND      FUND       FUND

                                               ------    ------     ------
                                              04/01/95  04/01/95  04/05/95/1/
                                                 to        to         to
                                              09/30/95  09/30/95   09/30/95

                                               ------    ------     ------
INVESTMENT INCOME:
  Dividends                                   $    169  $     53    $    7
  Interest                                       5,349     2,813        17
                                              --------  --------    ------
  Total Investment Income                        5,518     2,866        24
                                              --------  --------    ------
EXPENSES:
  Investment Advisory Fees                       5,921     2,211        16
  Waiver of Investment Advisory Fees               --        --        (16)
  Contribution by Adviser                          --        --        (19)
  Administrative Fees                            1,393       520        36
  Waiver of Administrative Fees                    --        --         (6)
  Custodian Fees                                    39        21         2
  Professional Fees                                 60        45         1
  Transfer Agent Fees                            2,475       850        11
  Printing Fees                                    227        84         2
  Directors' Fees                                   18         7       --
  Registration and Filing Fees                     250        51         4
  Insurance and Other Fees                           5       --        --
  Amortization of Deferred Organizational
   Costs                                           --          2         1
  Pricing Fees                                      27         9       --
                                              --------  --------    ------
  Total Expenses                                10,415     3,800        32
                                              --------  --------    ------
NET INVESTMENT (LOSS)                           (4,897)     (934)       (8)
                                              --------  --------    ------
Net Realized Gain from Security Transactions    11,367    16,913       537
Net Change in Unrealized Appreciation on
 Investments                                   377,646   116,617       910
                                              --------  --------    ------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS                                  389,013   133,530     1,447
                                              --------  --------    ------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                   $384,116  $132,596    $1,439
                                              ========  ========    ======


/1/The PBHG Large Cap Growth Fund, the PBHG Select Equity Fund and the PBHG Cash
   Reserves Fund commenced operations on April 5, 1995
   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

                                         ------       ------       ------
                                          PBHG                      PBHG
                                         SELECT        PBHG         CASH
                                         EQUITY    INTERNATIONAL  RESERVES
                                          FUND         FUND         FUND

                                         ------       ------       ------
                                       04/05/95/1/   04/01/95    04/05/95/1/
                                           to           to           to
                                        09/30/95     09/30/95     09/30/95

                                         ------       ------       ------
INVESTMENT INCOME:
  Dividends                              $   14        $132         $--
  Interest                                  139          46          850
  Less: Foreign Taxes Withheld              --          (17)         --
                                         ------        ----         ----
  Total Investment Income                   153         161          850
                                         ------        ----         ----
EXPENSES:
  Investment Advisory Fees                  108          70           42
  Waiver of Investment Advisory Fees        (39)        (23)         (42)
  Administrative Fees                        41          38           38
  Waiver of Administrative Fees              (6)        --            (6)
  Custodian Fees                              5          14            5
  Professional Fees                           4         --             3
  Transfer Agent Fees                        42          40           27
  Printing Fees                               4           1           12
  Directors' Fees                           --          --             1
  Registration and Filing Fees               26           5           18
  Insurance and Other Fees                    1         --           --
  Amortization of Deferred
   Organizational Costs                       2           5            2
  Pricing Fees                              --            4          --
                                         ------        ----         ----
  Total Expenses                            188         154          100
                                         ------        ----         ----
NET INVESTMENT INCOME (LOSS)                (35)          7          750
                                         ------        ----         ----
Net Realized Gain from Security
 Transactions                             4,326         123          --
Net Realized Gain on Foreign Currency
 Transactions                               --          112          --
Net Change in Unrealized Appreciation
 on Investments                           4,337         635          --
                                         ------        ----         ----
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS                             8,663         870          --
                                         ------        ----         ----
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                              $8,628        $877         $750
                                         ======        ====         ====

/1/The PBHG Large Cap Growth Fund, the PBHG Select Equity Fund and the PBHG Cash
   Reserves Fund commenced operations on April 5, 1995
   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS (000) (UNAUDITED)
--------------------------------------------------------------------------------

                                ---------               --------          ------
                                                          PBHG             PBHG
                                  PBHG                  EMERGING         LARGE CAP
                                 GROWTH                  GROWTH           GROWTH
                                  FUND                    FUND             FUND
                          ----------------------  --------------------- -----------
                           04/01/95    04/01/94   04/01/95  11/01/94/1/ 04/05/95/2/
                              to          to         to         to          to
                           09/30/95    03/31/95   09/30/95    3/31/95    09/30/95
                          ----------  ----------  --------  ----------- -----------
INVESTMENT ACTIVITIES:
  Net Investment Loss     $   (4,897) $   (4,140) $   (934)  $     (66)   $    (8)
  Net Realized Gain
   (Loss) from Security
   Transactions               11,367     (28,033)   16,913       3,106        537
  Net Change in
   Unrealized
   Appreciation on
   Investments               377,646     141,836   116,617      24,756        910
                          ----------  ----------  --------   ---------    -------
  Net Increase in Net
   Assets Resulting from
   Operations                384,116     109,663   132,596      27,796      1,439
                          ----------  ----------  --------   ---------    -------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net Realized Gains             --         (487)      --         (347)       --
                          ----------  ----------  --------   ---------    -------
   Total Distributions           --         (487)      --         (347)       --
                          ----------  ----------  --------   ---------    -------
CAPITAL SHARE
 TRANSACTIONS:
  Shares Issued              532,410   1,062,585   172,081     374,186     10,706
  Shares Issued in Lieu
   of Cash Distributions         --          464       --          330        --
  Shares Redeemed           (201,622)   (476,452)  (96,503)   (103,428)    (1,413)
                          ----------  ----------  --------   ---------    -------
  Increase in Net Assets
   Derived from Capital
   Share Transactions        330,788     586,597    75,578     271,088      9,293
                          ----------  ----------  --------   ---------    -------
   Total Increase in Net
    Assets                   714,904     695,773   208,174     298,537     10,732
                          ----------  ----------  --------   ---------    -------
NET ASSETS:
  Beginning of Period      1,014,832     319,059   411,866     113,329        --
                          ----------  ----------  --------   ---------    -------
  End of Period           $1,729,736  $1,014,832  $620,040   $ 411,866    $10,732
                          ==========  ==========  ========   =========    =======
SHARES ISSUED AND
 REDEEMED:
  Shares Issued               29,455      71,046     9,520      24,830        932
  Issued in Lieu of Cash
   Distributions                 --           31       --           23        --
  Shares Redeemed            (10,812)    (32,041)   (5,316)     (7,048)      (117)
                          ----------  ----------  --------   ---------    -------
Net Increase in Share
 Transactions                 18,643      39,036     4,204      17,805        815
                          ==========  ==========  ========   =========    =======

/1/The PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 2, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year of its predecessor only for fiscal year 1994. The Portfolio has changed its fiscal year end to March 31 in 1995 and has reported financial information for the fiscal period from November 1, 1994 to March 31, 1995.
/2/The PBHG Large Cap Growth Fund, the PBHG Select Equity Fund, and the PBHG
   Cash Reserves Fund commenced operations on April 5, 1995.
The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------

                                ---------         --------           -------
                                  PBHG              PBHG              PBHG
                              SELECT EQUITY    INTERNATIONAL      CASH RESERVES
                                  FUND              FUND              FUND
                              ------------- --------------------- -------------
                               04/05/95/1/  04/01/95  06/14/94/2/  04/05/95/1/
                                   to          to         to           to
                                09/30/95    09/30/95   03/31/95     09/30/95
                              ------------- --------  ----------- -------------
INVESTMENT ACTIVITIES:
  Net Investment Income
   (Loss)                       $    (35)   $      7    $   (47)    $    750
  Net Realized Gain (Loss)
   from Security Transactions      4,326         123       (497)         --
  Net Realized Gain (Loss) on
   Foreign Currency
   Transactions                      --          112       (359)         --
  Net Change in Unrealized
   Appreciation
   (Depreciation) on
   Investments                     4,337         635       (371)         --
                                --------    --------    -------     --------
  Net Increase (Decrease) in
   Net Assets Resulting from
   Operations                      8,628         877     (1,274)         750
                                --------    --------    -------     --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net Realized Gains                 --          --         (60)        (750)
                                --------    --------    -------     --------
   Total Distributions               --          --         (60)        (750)
                                --------    --------    -------     --------
CAPITAL SHARE TRANSACTIONS:
  Shares Issued                   84,434       4,735     18,835      105,034
  Shares Issued in Lieu of
   Cash Distributions                --          --          59          725
  Shares Redeemed                (17,375)    (13,119)    (2,324)     (53,783)
                                --------    --------    -------     --------
  Increase (Decrease) in Net
   Assets Derived from
   Capital Share Transactions     67,059      (8,384)    16,570       51,976
                                --------    --------    -------     --------
   Total Increase (Decrease)
    in Net Assets                 75,687      (7,507)    15,236       51,976
                                --------    --------    -------     --------
NET ASSETS:
  Beginning of Period                --       15,236        --           --
                                --------    --------    -------     --------
  End of Period                 $ 75,687    $  7,729    $15,236     $ 51,976
                                ========    ========    =======     ========
SHARES ISSUED AND REDEEMED:
  Shares Issued                    6,357         502      1,908      105,034
  Issued in Lieu of Cash
   Distributions                     --          --           6          725
  Shares Redeemed                 (1,259)     (1,368)      (244)     (53,783)
                                --------    --------    -------     --------
Net Increase (Decrease) in
 Share Transactions                5,098        (866)     1,670       51,976
                                ========    ========    =======     ========

/1/The PBHG Large Cap Growth Fund, the PBHG Select Equity Fund, and the PBHG
   Cash Reserves Fund commenced operations on April 5, 1995.
/2/The PBHG International Fund commenced operations on June 14, 1994.
   The accompanying notes are an integral part of the financial statements.

 For the six month period ended September 30, 1995 (unaudited) and the periods ended March 31.
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period

                Net                                                               Net                 Net
               Asset       Net      Realized and   Distributions Distributions   Asset               Assets      Ratio
               Value    Investment   Unrealized      from Net        from        Value                End     of Expenses
             Beginning   Income    Gains or Losses  Investment      Capital       End    Total     of Period  to Average
             of Period    (Loss)    on Securities     Income         Gains     of Period Return      (000)    Net Assets
             ---------- ---------- --------------- ------------- ------------- --------- ------    ---------- -----------
----------------
PBHG GROWTH FUND
----------------
 1995          $16.70     $(0.04)       $5.12            --            --       $21.78   30.42%+   $1,729,736    1.50%*
 1995           14.67      (0.05)        2.09            --         $(0.01)      16.70   13.92%     1,014,832    1.50%
 1994           10.83      (0.03)        4.06            --          (0.19)      14.67   37.28%       319,059    1.55%
 1993           10.37      (0.16)        3.07            --          (2.45)      10.83   34.47%         6,069    2.39%
 1992           11.51      (0.06)        1.35            --          (2.43)      10.37   13.78%         7,339    1.52%
 1991           10.86      (0.01)        1.45            --          (0.79)      11.51   16.94%        10,356    1.50%
 1990           10.84      (0.05)        2.92         $(0.04)        (2.81)      10.86   27.11%        18,849    1.32%
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
 1995          $16.10     $(0.03)       $4.75            --            --       $20.82   29.32%+     $620,040    1.46%*
 1995/1/,/4/    14.59      (0.01)        1.56            --         $(0.04)      16.10   10.64%       411,866    1.50%*
 1994/1/        13.22      (0.03)        2.38            --          (0.98)      14.59   19.64%       113,329    1.45%
 1993/2/        10.00      (0.03)        3.25            --            --        13.22   32.20%+       34,517    1.50%*
-------------------------
PBHG LARGE CAP GROWTH FUND
-------------------------
 1995/5/       $10.00     $(0.01)       $3.17            --            --       $13.16   31.60%+      $10,732    1.50%*
---------------------
PBHG SELECT EQUITY FUND
---------------------
 1995/5/       $10.00     $(0.01)       $4.86            --            --       $14.85   48.50%+      $75,687    1.48%*
---------------------
PBHG INTERNATIONAL FUND
---------------------
 1995          $ 9.13     $(0.01)       $0.50            --            --       $ 9.62    5.37 %+      $7,729    2.21%*
 1995/3/        10.00      (0.03)       (0.80)           --         $(0.04)       9.13   (8.33)%+      15,236    2.25%*
----------------------
PBHG CASH RESERVES FUND
----------------------
 1995/5/       $ 1.00     $ 0.03          --          $(0.03)          --       $ 1.00    2.61%+      $51,976    0.70%*

                                         Ratio
               Ratio        Ratio       of Net
               of Net    of Expenses Income (Loss)
               Income    to Average   to Average
               (Loss)    Net Assets   Net Assets   Portfolio
             to Average  (Excluding   (Excluding   Turnover
             Net Assets   Waivers)     Waivers)      Rate
             ----------- ----------- ------------- ---------
----------------
PBHG GROWTH FUND
----------------
 1995          (0.70)%*     1.50%*       (0.70)%*    23.09%
 1995          (0.69)%      1.50%        (0.69)%    118.75%
 1994          (0.78)%      1.59%        (0.82)%     94.28%
 1993          (1.69)%      3.04%        (2.34)%    209.24%
 1992          (0.55)%      2.00%        (1.03)%    114.54%
 1991          (0.90)%      1.75%        (0.34)%    228.02%
 1990          (0.35)%      1.32%        (0.35)%    219.41%
-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
 1995          (0.36)%*     1.46%*       (0.36)%*    44.97%
 1995/1/,/4/   (0.08)%*     1.50%*       (0.08)%*    27.50%
 1994/1/       (0.77)%      1.45%        (0.77)%     95.75%
 1993/2/       (0.72)%*     1.54%*       (0.76)%*    71.18%
-------------------------
PBHG LARGE CAP GROWTH FUND
-------------------------
 1995/5/       (0.37)%*     3.14%*       (2.01)%*    81.71%
---------------------
PBHG SELECT EQUITY FUND
---------------------
 1995/5/       (0.28)%*     1.78%*       (0.58)%*   109.46%
---------------------
PBHG INTERNATIONAL FUND
---------------------
 1995           0.09 %*     2.54%*       (0.23)%*    80.23%
 1995/3/       (0.43)%*     2.36%*       (0.54)%*    81.72%
----------------------
PBHG CASH RESERVES FUND
----------------------
 1995/5/        5.28%*      0.98%*        5.00 %*      --

* Annualized.
+ Total returns have not been annualized.
/1/The information set forth in this table for the periods prior to June 2, 1994 is the financial data of the Pilgrim Baxter Emerging Growth Fund, a series of the Advisors' Inner Circle Fund. The Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 2, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year end of its predecessor only for fiscal year 1994. The Portfolio changed its fiscal year end to March 31 in 1995. Accordingly, financial information for the fiscal period from November 1, 1994 to March 31, 1995 has been reported.
/2/The Pilgrim Baxter Emerging Growth Fund, the predecessor series to the PBHG
   Emerging Growth Fund, commenced operations on June 15, 1993.
/3/The PBHG International Fund commenced operations on June 14, 1994.
/4/Per share calculations were performed using average shares for the period. /5/The PBHG Large Cap Growth Fund, the PBHG Select Equity Fund, and the PBHG
   Cash Reserves Fund commenced operations on April 5, 1995.
The accompanying notes are an integral part of the financial statements.

As of September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                            THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
1. ORGANIZATION

  The PBHG Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with six funds: the PBHG Growth Fund (the "Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG International Fund (the "International Fund") (collectively referred to as the "Equity Funds"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (together the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of the significant accounting policies followed by the Fund.

  Security Valuation--Investment securities of the Equity Funds which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short term investments may be valued at amortized cost which approximates market value. The value of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

  Security Transactions and Investment Income--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

  Distributions--Distributions from net investment income for the Equity Funds are made to shareholders annually. Distributions from net investment income for the Cash Reserves Fund are declared daily and paid monthly. Distributions of net realized capital gains are generally made to shareholders annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset values per share.

  Federal Income Taxes--It is the intention of the Fund to continue to qualify as a regulated investment company by complying with appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for Federal income taxes.

  Net Asset Value Per Share--The net asset value per share is calculated on each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

  Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
  Foreign Currency Translation--The books and records of the International
Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The International Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

  The International Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

  Other--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

  All organizational costs incurred with the start up of the Emerging Growth Fund, the Large Cap Growth Fund, the Select Equity Fund, the International Fund and the Cash Reserves Fund are being amortized on a straight line basis over a period of sixty months.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Fund and the Adviser are parties to an Investment Advisory Agreement
(the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of .85% of the average daily net assets of the Growth, Emerging Growth and Select Equity Funds and .30%,
 .75% and 1.00% of the average daily net assets of the Cash Reserves, Large Cap Growth and International Funds respectively.

  Murray Johnstone International, Ltd. ("Murray Johnstone") serves as the Sub-Adviser to the International Fund. For its services provided pursuant to its Investment Sub-Advisory agreement with the Adviser and the Fund, Murray Johnstone receives a fee from the Adviser at an annual rate of .50% of the International Fund's average daily net assets. Murray Johnstone receives no fees directly from the International Fund, and may periodically reduce its sub-advisory fee.

  Wellington Management Company ("WMC") serves as the investment Sub-Adviser for the Cash Reserves Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Fund and the Adviser. For its services provided pursuant to its investment sub-advisory agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to .075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and .020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
  The Fund and SEI Financial Management Corporation (the "Administrator") are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee with respect to each Fund equal to the greater of $75,000 or .20% of the average daily net assets of the Fund.

  The Fund and SEI Financial Services Company (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

  DST Systems, Inc. serves as the transfer agent, dividend disbursing agent and shareholder servicing agent of the Funds. CoresStates Bank, N.A. serves as the Custodian for the Growth Fund, the Emerging Growth Fund, the Large Cap Growth Fund, the Select Equity Fund and the Cash Reserves Fund. The Northern Trust Company serves as the custodian for the International Fund.

  Certain officers and directors of the Fund who are officers of the Administrator and the Distributor received no compensation from the Fund.

4. INVESTMENT TRANSACTIONS

  The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 1995 were as follows:

-------------------------------------------------------------------------------

                                                   LARGE
                                         EMERGING   CAP   SELECT
                                 GROWTH   GROWTH  GROWTH  EQUITY  INTERNATIONAL
                                  FUND     FUND    FUND    FUND       FUND
                                 (000)    (000)    (000)   (000)      (000)
                                -------- -------- ------- ------- -------------
  Purchases                     $633,863 $259,748 $12,213 $88,016    $ 9,263
  Sales                          281,602  190,634   3,848  29,874     16,367

-------------------------------------------------------------------------------

  At September 30, 1995 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes, was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1995 is as follows:

-------------------------------------------------------------------------------

                                                  LARGE
                                        EMERGING   CAP   SELECT
                               GROWTH    GROWTH   GROWTH EQUITY   INTERNATIONAL
                                FUND      FUND     FUND   FUND        FUND
                               (000)     (000)    (000)   (000)       (000)
                              --------  --------  ------ -------  -------------
  Aggregate gross unrealized
   appreciation               $528,377  $165,211   $962  $ 6,800      $ 648
  Aggregate gross unrealized
   depreciation                (14,878)   (4,695)   (52)  (2,463)      (384)
                              --------  --------   ----  -------      -----
  Net unrealized
   appreciation               $513,499  $160,517   $910  $ 4,337      $ 264
                              ========  ========   ====  =======      =====

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                THE PBHG FUNDS, INC.
--------------------------------------------------------------------------------
5. SHAREHOLDER VOTING RESULTS:

A. On April 13, 1995, there was a special meeting of the shareholders of each of the PBHG Growth Fund, the PBHG Emerging Growth Fund and the PBHG International Fund (together the "Portfolios") to approve a new advisory agreement between the Fund, on behalf of each of the Portfolios, and PB Newco, Inc., a Delaware corporation ("PB Newco") and a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), pursuant to which PB Newco would act as adviser with respect to the assets of each of the Portfolios, effective upon the acquisition of substantially all the assets of Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), the then-existing adviser, by UAM and the contribution of such assets to PB Newco (the "Acquisition"). PB Newco would carry on the business of Pilgrim Baxter under Pilgrim Baxter's name after the Acquisition. The following were the results of the vote:

-------------------------------------------------------------------------------

                        GROWTH FUND  EMERGING GROWTH FUND INTERNATIONAL FUND
                       SHARES VOTED:    SHARES VOTED:       SHARES VOTED:
                       ------------- -------------------- ------------------
  For                   30,123,310        10,028,633          1,319,582
  Against                1,433,859           500,590             16,065
  Abstain                1,408,664           373,686             12,587

-------------------------------------------------------------------------------

  In addition, at the meeting on April 13, 1995, the shareholders of the PBHG International Fund were asked to approve a new sub-advisory agreement among the Fund, on behalf of the PBHG International Fund, PB Newco and Akamai International, L.P. ("Akamai"), the then-existing sub-adviser to the PBHG International Fund, pursuant to which Akamai would act as sub-adviser with respect to the assets of the PBHG International Fund, effective upon the Acquisition. The following were the results of the vote:

-------------------------------------------------------------------------------

                                                         INTERNATIONAL FUND
                                                           SHARES VOTED:
                                                         ------------------
  For                                                        1,322,538
  Against                                                       15,211
  Abstain                                                       10,485

-------------------------------------------------------------------------------

  There were no broker non-votes submitted, and no other proposals voted on at such meeting.

B. On October 6, 1995, there was a special meeting of the shareholders of the PBHG International Fund to approve the selection of Murray Johnstone International Limited ("Murray Johnstone") as investment sub-adviser of the Portfolio and to approve the new investment sub-advisory agreement among Pilgrim Baxter, the Fund, and Murray Johnstone. The following were the results of the vote:

-------------------------------------------------------------------------------

                                                         INTERNATIONAL FUND
                                                           SHARES VOTED:
                                                         ------------------
  For                                                         469,753
  Against                                                       3,939
  Abstain                                                      13,068

-------------------------------------------------------------------------------

  There were no broker non-votes submitted, and no other proposals voted on at such meeting.

                                     NOTES

The PBHG Funds, Inc.
P.O. Box 419534
Kansas City, MO 64141-6534

Investment Adviser:
Pilgrim Baxter & Associates, Ltd.

Distributor:
SEI Financial Services Company







To open an account,
receive account information,
make inquiries or
request literature:

1-800-433-0051







This information must be preceded or
accompanied by a current prospectus.


                            [ARTWORK APPEARS HERE]



SEMI
ANNUAL
REPORT
September 30, 1995



                                       ---------------------------------------
                                       PBHG
                                       Growth Fund

                                       PBHG
                                       Emerging
                                       Growth Fund

                                       PBHG
                                       Select Equity Fund

                                       PBHG
                                       Large Cap Growth
                                       Fund

                                       PBHG
                                       International
                                       Fund

                                       PBHG
[LOGO OF THE PBHG                      Cash Reserves
 FUNDS INC APPEARS HERE]               Fund
                                       ---------------------------------------